Prepayments and Other Receivables, Net - Schedule of Prepayments and Other Receivables, Net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)
Prepaid Expense and Other Assets [Abstract]
Loan to business partners	¥ 112,360	$ 14,500	¥ 134,463	$ 17,300
Deposits	155,284		59,809
Customer deposits	227,393		88,975
VAT recoverables	118,623		117,874
Advance to suppliers	206,884		88,795
Cash advanced to staff	11,230		41,831
Deferred finance cost	23,687		0
Others	79,630		23,003
Less: allowance for credit losses	(1,132)		(15,683)
Total	¥ 933,959	$ 133,555	¥ 539,067